SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 11, 2000



                             Pinnacle Systems, Inc.
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             (Exact Name Of Registrant As Specified In Its Charter)


                                   California
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                 (State or Other Jurisdiction of Incorporation)


             0-24784                                    94-3003809
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     (Commission File Number)               (I.R.S. Employer Identification No.)


280 North Bernardo Ave., Mountain View, CA.                 94043
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 (Address of Principal Executive Offices)                (Zip Code)


                                 (650) 237-1600
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


ITEM 5.  Other

     On July 11, 2000, Pinnacle Systems, Inc. ("Pinnacle Systems") announced preliminary sales and earnings for the fourth quarter of fiscal 2000.

     On July 20, 2000, Pinnacle Systems announced that it was aware of a press release announcing the filing of a securities class action lawsuit against Pinnacle Systems and certain of its officers and that the Company intended to defend this action.

     On July 25, 2000, Pinnacle Systems announced financial results for the fourth quarter of fiscal 2000, which ended June 30, 2000.

ITEM 7.  EXHIBITS


Item No.           Description
--------           -----------

99.1 Press Release dated July 11, 2000 -- Pinnacle Systems Announces Preliminary Sales and Earnings for the Fourth Quarter of Fiscal 2000.

99.2 Press Release dated July 20, 2000 -- Pinnacle Systems Inc., Denies Allegations in Lawsuit

99.3 Press Release dated July 25, 2000 -- Pinnacle Systems Reports Financial Results for the Fourth Quarter of Fiscal 2000.





                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 26, 2000                   PINNACLE SYSTEMS, INC.

                                        By: /s/ Mark L. Sanders
                                            ----------------------
                                            Mark L. Sanders, President and Chief
                                            Executive Officer


                                        By: /s/ Arthur D. Chadwick
                                            ----------------------
                                            Arthur D. Chadwick, Vice President,
                                            Finance and Administration and
                                            Chief Executive Officer